                                                                   EXHIBIT 10.39

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of the 30th day of October, 1999 by and among RightStart.com Inc., a Delaware corporation (the "Company") and Guidance Solutions, Inc. (the
                                   -------
"Developer").
 ---------

                                    Recitals

         WHEREAS, the Company, The Right Start, Inc., a California corporation ("Parent") and Developer are parties to the Stock Grant Agreement dated as of
  ------
even date herewith (the "Grant Agreement"); and
                         ---------------

         WHEREAS, certain of Parent's and the Developer's obligations under the Grant Agreement are conditioned upon the execution and delivery by the Company of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto further agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

1.1  "Affiliate" of any party means any person (or group of persons) who
      --------
effectively controls, is effectively controlled by or is under common control with such party.

1.2 "Closing" shall mean the date of the sale of shares by Parent to Developer
     -------
of the Company's Common Stock.

1.3 "Commission" shall mean the Securities and Exchange Commission or any other
     ----------
federal agency at the time administering the Securities Act.

1.4 "Common Stock" shall mean the common stock of the Company, $.01 par value
     ------------
per share.

1.5  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
      ------------
amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

1.6 "Holder" shall mean Developer so long as it holds any Common Stock and
     ------
any holder of Common Stock who acquired such Securities from Developer in accordance with this Agreement.

1.7 "Other Stockholders" shall mean persons other than Holders who, by virtue of
     ------------------
agreements with the Company, are entitled to include their securities in certain registrations hereunder.

1.8 "Registrable Securities" shall mean any Securities held by a Holder granted
     ----------------------
or receiving registration rights under Section 3 of this Agreement; provided,
                                       ---------                    --------
however, that Registrable Securities shall not include any shares of Common
-------
Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

1.9 The terms "register," "registered" and "registration" shall refer to a
               --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

1.10 "Registration Expenses" shall mean all expenses incurred in effecting
      ---------------------
any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

1.11 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

1.12  "Rule 415" shall mean Rule 415 as promulgated by the Commission
       --------
under the Securities Act, as such Rule may be amended from time to time, or and similar successor rule that may be promulgated by the Commission.

1.13 "Securities" shall mean shares of the Company's Common Stock granted under
      ----------
the Grant Agreement and any shares issued upon or in exchange for such securities.

1.14  "Securities Act" shall mean the Securities Act of 1933, as amended, or any
       --------------
similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

1.15  "Selling Expenses" shall mean all underwriting discounts, selling
       ----------------
commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of special counsel to the selling stockholder.

2.  Restrictions on Transfer.

2.1 Legend.
    ------

(a) Each certificate representing Securities now or hereafter owned by Developer shall be endorsed with the following legend:

                  "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF

                  A CERTAIN REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

(b) Developer agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in this Section 2.1 to enforce the provisions of this
                              ------------
Agreement and the Company agrees promptly to do so. The legend shall be removed upon termination of this Agreement.

(c) Each certificate representing Securities shall (unless otherwise permitted by the provisions of this Agreement) be imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     2.2 General  Restrictions  on Transfer.  Each Holder agrees not to make any
         ----------------------------------
disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.2, and provided that:
     -----------

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) In addition to complying with Section 3.7 hereof, such Holder shall have
                                      -----------

notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (i) which is a partnership to its partners or retired partners in accordance with partnership interests or to a partnership under common control with such Holder, (ii) which is a corporation to its shareholders in accordance with their interest in the corporation, (iii) which is a limited liability company to its members or former members in accordance with their interest in the limited liability company, (iv) to such Holder's family member or trust for the benefit of an individual Holder, or (v) to such Holder's Affiliates, provided the aforementioned transferees will be subject to the terms of this
--------
Section 2.2 to the same extent as if such transferee were an original Holder
-----------
hereunder.

3. Registration RIGHTS.

3.1 Demand Registration.
    -------------------

(a) If the Company shall receive at any time after the Company's initial underwritten public offering of its Common Stock (so long as such request is not within 180 days after the effective date of a registration statement filed by the Company covering an underwritten offering of any of its securities to the general public) a written request from Developer that the Company file a registration statement registering Registrable Securities constituting at least twenty-five percent (25%) of the Registrable Securities held by the Developer on the date hereof, then the Company will:

(i) promptly give written notice of the proposed registration to all other Holders holding Registrable Securities; and

(ii) as soon as practicable, use its best efforts to effect such registration, on Form S-3 or successor form replacing Form S-3, if practicable, (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request (as permitted hereunder) as are specified in a written request received by the Company within ten (10) business days after such written notice from the Company is mailed or delivered.

         Notwithstanding the foregoing provisions, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3 if:
                 ---------

(A) in any particular jurisdiction, the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance (unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act);

(B) the Company has initiated one  registration  pursuant to Section 3.1(a)
                                                             --------------
(counting for these purposes only (1) a registration which has been declared or ordered effective and pursuant to which securities have been sold and (2) a registration which has been withdrawn by the initiating Holders as to which the Holders have not paid the Registration Expenses pursuant to Section 3.3 hereof
                                                              -----------
and were required to bear such expenses);

(C) such request for registration is made during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company
                                                     --------
is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(b) Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of Developer (or its transferees), as the case may be; provided, however, that if (i) in the good
                                      --------  -------
faith judgment of the Board of Directors of the Company (the "Board of
                                                              --------
Directors"), such registration would be seriously detrimental to the Company and
---------
the Board of Directors concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred twenty (120) days after receipt of the request of the Developer (or its permitted Affiliate transferees), as the case may be, and, provided further,
                                                               -------- -------
that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

         The registration statement filed pursuant to the request of the Developer (or its transferees) may, subject to the provisions of Sections 3.1(d)
                                                                 ---------------
and 3.9 hereof,  include other securities of the Company,  with respect to which
    ---
registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

(c)  Underwriting.  The right of any Holder to registration pursuant to Section
                                                                        -------
3.1 shall be conditioned upon such Holder's participation in such underwriting
---
the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and such other restrictions as may be reasonably imposed by the underwriter.

(d) Procedures. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the initiating Holder(s), which underwriters are reasonably acceptable to the Company. If the Company shall request inclusion in any registration pursuant to Section 3.1 of securities being sold for its own
                         -----------
account, or if other persons shall request inclusion in any registration pursuant to Section 3.1, the initiating Holder(s) shall, on behalf of all
            -----------
Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
Section 3 (including Section 3.9). Notwithstanding any other provision of this
---------            -----------
Section 3.1, if the  representative  of the underwriters  advises the initiating
-----------
Holder(s) in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 3.9
                                                                     -----------
hereof;  provided that the Holder(s)  exercising its demand  registration rights
         --------
under this Section 3.1 shall first be entitled to register all of its securities
           -----------
subject to such request before any other person or entity shall be entitled to include securities in such offering. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the initiating Holder(s). The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 3.1(d), then the
                                                      ---------------
Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 3.9.
                             -----------

3.2 Piggyback Registration.
    ----------------------

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales), the Company will:


(i) promptly give to each Holder written notice thereof; and

(ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in
Section 3.2(b) below, and in any underwriting involved therein, all the
--------------
Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) business days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section
                                                                     -------
3.2(a)(i). In such event, the right of any Holder to registration pursuant to
---------
this Section 3.2 shall be conditioned upon such Holder's participation in such
     -----------
underwriting, the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and such other restrictions as may be reasonably imposed by the underwriter and the Company. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         Notwithstanding  any  other  provision  of  this  Section  3.2,  if the
                                                           ------------
representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten or the Company's Board of Directors reasonably determines that the number of shares proposed to be registered must be reduced in view of then existing market conditions, the Company shall be required to include in the offering only that number of Registrable Securities and Other Shares (as defined in Section 3.9 below) that the Board of Directors
                                -----------
determine in its sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders and Other Stockholders requesting to participate in such registration in accordance with Section 3.9 hereof, or in such other proportions as shall
                -----------
mutually be agreed to be such selling Holders). If any person does not agree to the terms of any such underwriting, he or she shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 3.9 hereof.
     -----------

3.3  Expenses  of  Registration.  All  Registration  Expenses  incurred  in
     --------------------------
connection with any registration, qualification or compliance pursuant to Sections 3.1 or 3.2 hereof shall be borne by the Company; provided, however,
-------------    ---                                         --------   -------
that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 3.1 and subsequently withdrawn by the
                               ------------
Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 3.1 hereof. Furthermore,
                                                ------------
in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under
Section 3.1, such  registration  shall not be treated as a counted  registration
------------
for  purposes  of Section  3.1  hereof,  even though the Holders do not bear the
                  ------------
Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

3.4 Registration  Procedures.  In the case of each registration effected by
    ------------------------
the  Company  pursuant  to this  Section 3, the  Company  will keep each  Holder
                                 ---------
advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a) Keep such registration effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided,
                                                                 --------
however, that (i) such 90-day period shall be extended for a period of time
-------
equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however in no event longer than two (2) years from the effective date of the registration statement and provided that Rule 415, or any
                                                 --------
successor rule under the Securities Act, permits an offering on a continuous or delayed basis for such period; and provided further that applicable rules under
                                   -------- -------
the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any;

(e) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (f) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 3.1 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock.

3.5  Indemnification.
     ---------------

(a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this
Section 3, against all expenses, claims, losses, damages, and liabilities (or
---------
actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, as incurred, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that the Company
                                           --------  -------
will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter. It is agreed that the indemnity agreement contained in this Section 3.5(a) shall not apply to amounts paid in settlement of any such
     --------------
loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons, as incurred, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder; provided, however, that the obligations of such
                               --------  -------
Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that in no event shall any
                                   -------- -------
indemnity under this Section 3.5(b) exceed the net proceeds from the offering
                     --------------
received by such Holder.

(c) Each party entitled to indemnification under this Section 3.5 (the
                                                      -----------
Indemnified Party") shall give notice to the party required to provide
-----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any
"                                    -------- -------
Indemnified Party to give notice as provided herein shall not relieve the

Indemnifying Party of its obligations under this Section 3, to the extent such
                                                 ---------
failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 3.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control and the foregoing Section 3.5 shall have no further force and effect.
                          -----------

3.6  Information  by  Holder.   Each  Holder  of  Registrable  Securities  shall
     -----------------------
furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 3.
                                                 ---------

3.7 Transfer or  Assignment of  Registration  Rights. The rights  to  cause  the
    ------------------------------------------------
Company to register a Holder's Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) granted under Section 3.1 and
                                                                 -----------
under Section 3.2 may be transferred or assigned to a transferee or assignee (in
      -----------
accordance with Section 2 hereof) (a) who acquires at least twenty-five  percent
                ---------
(25%) of such Holder's Securities, which assignee or transferee is acceptable to the Company (which acceptance shall not be unreasonably withheld) or (b) to an Affiliate of Holder regardless of the number of Securities transferred to such Affiliate; provided that the Company is given written notice at the time of or
            --------
within a reasonable time after said transfer or assignment, stating the name and address of the proposed transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further,
                                                           -------- -------
that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 3.
                                      ---------

3.8 "Lock-Up" Agreement. If requested by the Company or any representative of an
     ------------------
underwriter of Common Stock (or other securities) of the Company following an initial public offering, each of the holders of the Securities shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by such holders (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act. If requested by the Company or any representative of an underwriter of Common Stock (or other securities) of the Company following the first public offering of the Company after the Company's initial public offering, each of the holders of the Securities shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by such holders (other than those included in the registration) during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act. The obligations described in this Section 3.8 shall not apply to
                                                  -----------
a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such lock-up periods.

3.9 Allocation of Registration  Opportunities.  In any circumstance in which all
    -----------------------------------------
of the securities of the Company with registration  rights (the "Other  Shares")
                                                                 -------------
requested to be included in a registration on behalf of the Holders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares such parties requested to have registered in such offering; provided, however, that such allocation shall
                                   --------  -------
not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration if any Holder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares for which registration had been requested, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated.

3.10 Delay of Registration. No Holder shall have any right to take any action to
     ---------------------
restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.
                       ---------

3.11 Termination  of  Registration  Rights.  The  right of any Holde  to request
     -------------------------------------
registration  or  inclusion in any  registration  pursuant to Section 3.1 or 3.2
                                                              -----------    ---
shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held may immediately be sold under Rule 144 during any 90-day period, or the earlier of (i) such date after the closing of the first Company-initiated registered public offering of its Common Stock as all shares of Registrable Securities held may immediately be sold under Rule 144 during any 90-day period, and (ii) five (5) years after the closing of the first Company-initiated registered public offering.

4. MISCELLANEOUS.

4.1 Governing Law. This Agreement shall be governed in all  respects by the laws
    -------------
of the State of Delaware  (except choice of law provisions  thereof).

4.2  Arbitration.  The parties hereto agree that any   dispute  or   controversy
     -----------
arising out of or relating to any interpretation, construction, performance or breach of this Agreement (other than disputes involving confidentiality or infringement of intellectual property rights) shall be settled by arbitration to be held in Los Angeles County, California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator, who shall be mutually agreed upon by the parties hereto, may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgement may be entered on the arbitrator's decision in any court of competent jurisdiction. The non-prevailing party shall pay the costs and expenses of such arbitration, and each party hereto shall separately pay its respective counsel fees and expenses.

4.3 Successors and Assigns.  Except  as  otherwise  expressly  provided  herein,
    ----------------------
this Agreement shall not be assignable by the parties hereto. To the extent assignable as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement; Amendment; Waiver. Except as set forth in Section  2.1(f),
    -----------------------------------                         ---------------
this Agreement (including the Exhibits and Schedules hereto) constitutes the fulland entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and a majority of the Holders of the Securities, and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

4.5  Notices,  etc.  All notices  and other communications required or permitted
     -------------
hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to Developer, to the address set forth below, (b) if to a Holder other than Developer [(or a member thereof)], at such address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (c) if to the Company, at the following address:

         If to Developer:

                  Guidance Solutions, Inc.
                  4134 Del Ray Avenue
                  Marina Del Ray, CA  90292
                  Attention: Gary Burnison
                  Facsimile:   (310) 754-4010

                  with a copy to:

                  Bruce Meyer, Esq.
                  Gibson, Dunn & Crutcher LLP
                  333 South Grand Avenue
                  Los Angeles, California 90071-3197
                  Facsimile: 213-229-6979


         If to the Company:

                  RightStart.com Inc.
                  5388 Sterling Center Drive - Unit C
                  Westlake Village, CA 91361
                  Attention:   President
                  Facsimile:   (818) 707-7132

                  with a copy to:

                  Kenneth J. Baronsky, Esq.
                  Milbank, Tweed, Hadley & McCloy LLP
                  601 So. Figueroa Street, 30th Floor
                  Los Angeles, California  90017
                  Facsimile:   (213) 629-5063

         All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

4.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

4.7 Rights;   Separability.  Unless   otherwise   expressly  provided  herein, a
Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders.

4.8 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

4.9 Headings. The titles of the paragraphs and  subparagraphs  of this Agreement
are   for  convenience  of  reference  only  and are  not to   be  considered in
construing or  interpreting  this  Agreement.

4.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.


                                    RIGHTSTART.COM INC.



                                    By: /s/ Jerry R. Welch
                                        ------------------------------
                                    Name:   Jerry R. Welch
                                    Title:  President


                                    GUIDANCE SOLUTIONS, INC.


                                    By:  /s/ Gary Burnison
                                        ------------------------------
                                    Name:    Gary Burnison
                                   Title:    Chief Financial Officer